Exhibit 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorpoation by reference in the Registration Statement on From S-8(No. 33-80253) of Lumisys Incorporated of our report dated January 22, 1997 appearing on Page 19 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
San Jose, CA
March 28, 1997














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